EXHIBIT 24

                                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-3 of HUBCO, Inc. (SEC File Number 33-72330) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                Signature                            Title                               Date
                ---------                            -----                               ----

   /s/     JAMES E. SCHIERLOH           Chairman of the Board of Director          November 30, 1993
- -------------------------------------
          (JAMES E. SCHIERLOH)

   /s/     KENNETH T. NEILSON           President and Director                     November 30, 1993
- -------------------------------------    (Chief Executive Officer)
          (KENNETH T. NEILSON)

   /s/       ROBERT J. BURKE            Director                                   November 30, 1993
- -------------------------------------
            (ROBERT J. BURKE)

   /s/        JOHN T. CLARK             Director                                   November 30, 1993
- -------------------------------------
             (JOHN T. CLARK)
                                        Director                                   November  , 1993
- -------------------------------------
         (SHELDON S. GOLDSTEIN)

   /s/     HENRY G. HUGELHEIM           Director                                   November 30, 1993
- -------------------------------------
          (HENRY G. HUGELHEIM)
                                        Director                                   November  , 1993
- -------------------------------------
            (HARRY J. LEBER)

   /s/     CHARLES F. X. POGGI          Director                                   November 30, 1993
- -------------------------------------
          (CHARLES F. X. POGGI)

   /s/ SISTER GRACE FRANCES STRAUBER    Director                                   November 30, 1993
- -------------------------------------
     (SISTER GRACE FRANCES STRAUBER)
                                        Director                                   November  , 1993
- -------------------------------------
             (EDWIN WACHTEL)

   /s/     CHRISTINA L. MAIER           Assistant Treasurer (Principal             November 30, 1993
- -------------------------------------    Financial Officer and Principal
          (CHRISTINA L. MAIER)           Accounting Officer)
